UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: January 7, 2009
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On January 7, 2009, Umpqua Holdings Corporation issued a press release announcing that it will conduct a quarterly earnings conference call Thursday, January 29, 2009 at 10:00 a.m. PDT (1:00 p.m. EDT) during which the Company will discuss fourth quarter and 2008 year end results and provide an update on recent activities. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties can join the call by dialing (800) 752-8363 a few minutes before the commencement of the presentation. The conference ID is 59372588. A re-broadcast will be available approximately two hours after the conference call by dialing (800) 642-1687 or by visiting www.umpquaholdingscorp.com. Information to be discussed in the teleconference will be available on the company's website in the morning prior to the call.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)

Dated: January 7, 2009	By:/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary